As filed with the Securities and Exchange Commission on April 29, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

IndexIQ Active ETF Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

INDEXIQ ETF TRUST
INDEXIQ ACTIVE ETF TRUST
51 Madison Avenue
New York, New York 10010
(888) 474-7725
April 29, 2022
Dear Shareholder:
I am writing to you on an important matter relating to the IndexIQ ETF Trust and IndexIQ Active ETF Trust (collectively, the “Trusts”). The Board of Trustees of each of the Trusts (the “Boards”) has voted to approve a proposal, as explained in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”), that is subject to shareholder approval. Accordingly, shareholders of each of the exchange-traded funds (“Funds”) of the Trusts will hold a virtual special joint meeting of shareholders on June 22, 2022, at 10:00 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).
At the Meeting, Fund shareholders will be asked to elect five Trustees to the Board of their Trust. Two of the nominees would be new Trustees and three of the nominees are current Trustees. Each Board currently consists of two Independent Trustees (i.e., Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”)) and Kirk C. Lehneis, who is the Chief Executive Officer of IndexIQ Advisors LLC. Each of the two nominees who are not currently on the Boards would be Independent Trustees.
The increase in size and continued alignment of the Boards’ memberships would provide an opportunity to enhance the effectiveness of board oversight and structure and result in other potential benefits as described in the accompanying Joint Proxy Statement.
Shareholders will also be asked to consider and act upon any other business that may properly come before the Meeting.
Shareholders of record at the close of business on April 21, 2022, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof.
Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be conducted as a virtual meeting by means of an audio teleconference. There is no physical location for the Meeting. To participate in the Meeting, you must email meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on June 15, 2022, and provide your full name and address. You will then receive an email from the proxy solicitor, Di Costa Partners LLC (“DCP”), containing the conference call dial-in information and instructions for participating in the Meeting.
WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. After careful consideration, the Board of each of Trust unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable nominee). However, before you vote, please read the Joint Proxy Statement for a complete description of the Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact DCP at (877) 759-8084. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.
By Order of the Boards of Trustees of
IndexIQ ETF Trust
IndexIQ Active ETF Trust
Kirk C. Lehneis
Trustee and President

IMPORTANT INFORMATION
FOR SHAREHOLDERS
For your convenience, the following “Questions and Answers” are a summary of, and are not intended to be as detailed as, the discussion found in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”). The information in this “Questions and Answers” section is qualified in its entirety by reference to the Joint Proxy Statement. We encourage you to carefully review the information contained in the Joint Proxy Statement.
General
Q.
Why am I receiving these proxy materials?

A.
You are receiving these proxy materials, which includes the Notice of Special Joint Meeting of Shareholders (“Notice”), the Joint Proxy Statement and your proxy card(s), because you have the right to notice of, and to vote on, an important governance matter concerning IndexIQ ETF Trust and IndexIQ Active ETF Trust (the “Trusts”). In particular, you are being asked to consider and act upon the Proposal (defined below), which requires shareholder approval.

The Boards of Trustees of the Trusts (the “Boards,” and the members thereof, the “Trustees”) separately determined that it is in the best interests of each exchange-traded fund series of the Trusts (the “Fund(s)”) under their respective oversight to increase the size of the Boards and continue their alignment so that all of the Funds are overseen by the same Trustees. Accordingly, the Boards have proposed the election of trustee nominees (the “Nominees”) to the Boards (the “Proposal”) as discussed below.
The Board of each Trust currently consists of two Independent Trustees (i.e., Trustees who are not “interested persons” of each Trust as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”) and Kirk C. Lehneis, who is Chief Executive Officer of IndexIQ Advisors LLC (the “Investment Adviser”). Due to the recent retirement of one Independent Trustee on December 31, 2021, the Boards are now left with only two Independent Trustees.  In order to increase the size of the Board membership and keep them in alignment, two new Independent Trustees have been nominated for election to the Board of each Trust. In addition, the Boards determined to add the two existing Independent Trustees as nominees to be proposed for election by shareholders. In addition, the one current non-Independent Trustee of the Trusts, who was appointed by other Independent Trustees to their respective Boards rather than elected by shareholders, also has been nominated for election to continue to serve as a Trustee on such Boards.
The Boards believe that the increase in the size of the Boards’ membership and continued alignment through the election of all of the Nominees would be beneficial to the shareholders of the Funds.
Q.
Why am I being asked to vote?

A.
As of April 21, 2022 (the “Record Date”), the record date fixed by the Boards, you were a shareholder of record of one or more of the Funds listed in the attachment to the accompanying Notice. The Proposal requires the approval of shareholders of the Funds.

After careful consideration, each Board unanimously recommends that shareholders of the Fund(s) under its oversight vote “FOR” the Proposal (the election of each applicable Nominee).
Q.
Why am I being asked to elect each of the Nominees as Trustees?

A.
Each of the Nominees either is a new nominee to be an Independent Trustee or currently serves as a Trustee. The election of the Nominees is part of the intended increase in size of Board membership and the continued alignment of the Boards.

Because the Boards currently consist of only two Independent Trustees and one interested Trustee, any further retirement or other event that results in an Independent Trustee stepping down would cause the Trusts to have to call an election of Trustees quickly pursuant to the federal securities laws. In order to avoid that possibility, the Boards have proposed increasing the size of the Boards to five and to recommend that shareholders vote for the election of all of the Nominees. This increase in the size of Board membership and the continued alignment between the Board would allow the Boards to continue operate and provide an opportunity to enhance the effectiveness of board oversight and result in other potential benefits as described in the accompanying Joint Proxy Statement.
Q.
Why have the Boards approved the Proposal (the election of each applicable Nominee)?

A.
At a meeting held on March 30, 2022, the Boards determined that increasing the size of the Boards and continuing their membership alignment could provide benefits to shareholders of the Fund(s) under their respective oversight. Each Board believes that each of the Nominees has the qualifications, experience, attributes and skills appropriate to their service as a Trustee of each Trust in view of the Funds’ business and structure. Each Nominee has a demonstrated record of business and/or professional accomplishment.
In addition, in lieu of a meeting of the Boards, on April 7, 2022, the Boards approved and gave their written consent to add the two existing Independent Trustees as nominees to be proposed for election by shareholders. Although each existing Trustee currently serves as a Trustee, by electing (or re-electing, as the case may be) all Trustees, the Boards will be able to add new members in the future without the expense of conducting additional shareholder meetings and provide an opportunity to enhance the effectiveness of board oversight.
Voting
Q.
Who is asking for my vote?

A.
Your vote is being solicited by and on behalf of the Board of your Fund for use at the special joint meeting of shareholders of the Funds to be held on June 22, 2022 (with any postponements or adjournments, the “Meeting”). As a shareholder of record of any of the Funds as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares. Accordingly, the other shareholders of record of any of the Funds as of the close of business on the Record Date are being sent these proxy materials.

Q.
How does the Board of my Trust recommend that I vote?

A.
After careful consideration, the Board of your Trust unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee).

Q.
Why am I receiving information about Funds I do not own?

A.
The Proposal is identical for each Trust, and the Boards have concluded that it is cost-effective to hold the Meeting concurrently for all shareholders of both Trusts.

Q.
What vote is required to approve the Proposal?

A.
Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

The presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined shares entitled to vote for each Trust at the Meeting shall constitute a quorum at the Meeting for that Trust.

For each Trust, when a quorum is present, an affirmative vote by a plurality of the shares voted shall elect a Nominee as Trustee.
For each Trust, the Proposal applies on a trust-wide basis, and all series (i.e., the respective Funds) will vote together on the Proposal.
Q.
Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the Proposal can be acted upon, and your vote can make a difference in the governance of the Fund(s) that you own. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.
If I am a small investor, why should I bother to vote?

A.
You should vote because every vote is important. If numerous shareholders just like you do not vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs.

Q.
How do I place my vote?

A.
Shareholders can vote in any one of four ways:

•
By mailing the enclosed proxy card after signing and dating;

•
Over the Internet by going to the website indicated on your proxy card;

•
By telephone, with a toll free call to the number on your proxy card; or

•
By attending the virtual Meeting and voting during the audio teleconference.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card, or by telephone by calling the toll-free number on your enclosed proxy card, in each case using the voting control number that appears on your proxy card. These voting methods will save money. However, whichever method you choose, please take the time to read the Proxy Statement before you vote.
Q.
I plan to vote by mail. How should I sign my proxy card?

A.
Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.

Q.
I plan to vote over the Internet. How does Internet voting work?

A.
To vote over the Internet, please log on to the website indicated on your proxy card and follow the instructions provided on the voting website.

Q.
I plan to vote by telephone. How does telephone voting work?

A.
To vote by telephone, please call toll free the number on your proxy card from within the United States and follow the instructions provided during your call.

Q.
Whom should I call with questions?

A.
If you have any additional questions about the Joint Proxy Statement or the upcoming Meeting, please contact Di Costa Partners LLC at (877) 759-8084.

Q.
What is the relationship between the proxy solicitor, Di Costa Partners LLC, and the Funds?

A.
The Funds have retained an outside firm, Di Costa Partners LLC, which specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Joint Proxy Statement, the collection of the proxies, and with any necessary follow-up. A proxy solicitor may contact shareholders on behalf of the Funds, but is not permitted to use personal information about shareholders for other purposes.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

INDEXIQ ETF TRUST
INDEXIQ ACTIVE ETF TRUST
51 Madison Avenue
New York, New York 10010
(888) 474-7725
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2022
NOTICE IS HEREBY GIVEN THAT A SPECIAL JOINT MEETING OF SHAREHOLDERS of each of the series (collectively, the “Funds”) of each of IndexIQ ETF Trust and IndexIQ Active ETF Trust (collectively, the “Trusts”) will be held by audio teleconference on June 22, 2022, at 10:00 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).
At the Meeting, and as specified in greater detail in the Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”) accompanying this Notice, shareholders of the Funds will be asked to consider and act upon the following proposal:
1.
To elect nominees (the “Nominees”) to the Boards of Trustees (the “Boards,” and the members thereof, the “Trustees”) of their Trust (the “Proposal”) as follows:

•
Lofton Holder

•
Kirk C. Lehneis

•
Michael A. Pignataro

•
Paul D. Schaeffer

•
Michelle A. Shell

2.
To transact such other business as may properly come before the Meeting.

The matters referred to above are discussed in the Joint Proxy Statement attached to this Notice. The Board of your Fund believes that the Proposal is in the best interests of the Fund and its shareholders. After careful consideration, the Board of each Trust unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee).
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder, who owned shares of the Funds as of April 21, 2022 (the “Record Date”), wishing to participate in the Meeting telephonically may do so by emailing the

Fund’s proxy solicitor, Di Costa Partners LLC (“DCP”) at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on June 15, 2022 to register. Detailed registration instructions are set forth below. If you have any questions prior to the Special Meeting, please call DCP toll-free at (877) 759-8084.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on June 15, 2022 to register. Please include the Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from the intermediary through which you hold shares, such as a broker-dealer. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the dial-in information and instructions for participating in and voting during the Special Meeting.
The Meeting audio teleconference will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page 1 of the Joint Proxy Statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.
The matters referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on April 21, 2022, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy promptly.
By Order of the Boards of Trustees of
IndexIQ ETF Trust
IndexIQ Active ETF Trust
Kirk C. Lehneis
Trustee and President

INDEXIQ ETF TRUST
INDEXIQ ACTIVE ETF TRUST
51 Madison Avenue
New York, New York 10010
(888) 474-7725
JOINT PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2022
This Joint Proxy Statement and enclosed Notice of Special Joint Meeting of Shareholders (“Notice”) and proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees (the “Boards,” and the members thereof, the “Trustees”) of IndexIQ ETF Trust and IndexIQ Active ETF Trust (collectively, the “Trusts”). The proxies are being solicited for use at a virtual special joint meeting of shareholders of each Fund on the list attached to the Notice to be held on June 22, 2022, at 10:00 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).
At the Meeting, and as described in this Joint Proxy Statement, shareholders of the exchange-traded fund series of each of the Trusts (the “Funds”) will be asked to consider and act upon the following proposals:
1.
To elect the following nominees (the “Nominees”) to the Board of each Trust (the “Proposal”) as follows:

a.
Lofton Holder

b.
Kirk C. Lehneis

c.
Michael A. Pignataro

d.
Paul D. Schaeffer

e.
Michelle A. Shell

2.
To transact such other business as may properly come before the Meeting.

After careful consideration, the Board of each Trust unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee). The Proposal will be voted upon separately by each Trust. The Proposal applies on a Trust-wide basis, and all Funds thereof will vote together on the Proposal. The Boards have determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders because identical matters are being considered and voted on by the shareholders of each Trust.

This Joint Proxy Statement and the accompanying Notice and proxy card are anticipated to be first mailed to shareholders on or about May 4, 2022.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder, who owned shares of the Funds as of April 21, 2022 (the “Record Date”), wishing to participate in the Meeting telephonically may do so by emailing the Fund’s proxy solicitor, Di Costa Partners LLC (“DCP”) at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on June 15, 2022 to register. Detailed registration instructions are set forth below. If you have any questions prior to the Special Meeting, please call DCP toll-free at (877) 759-8084.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on June 15, 2022 to register. Please include the Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from the intermediary through which you hold shares, such as a broker-dealer. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the dial-in information and instructions for participating in and voting during the Special Meeting.
The Boards have fixed the close of business on April 21, 2022, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the Funds on the Record Date are entitled to one vote per share at the Meeting. Appendix A to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Appendix B to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of a Fund as of the Record Date.
Solicitation of Proxies
The Funds will pay their respective shares of the costs associated with the Proposal, with fixed costs allocated to the Funds equally and certain variable costs (e.g., costs of printing and mailing) allocated to the Funds on a pro rata basis based on the number of shareholders of each Fund. However, to the extent the costs associated with the Proposal to be borne by a Fund would increase such Fund’s total expense ratio above its capped net total operating expense ratio the Investment Adviser will also reimburse such Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that is above its capped limit. The Funds and the Investment Adviser have retained Di Costa Partners LLC (“DCP”), a proxy solicitation firm, to assist the solicitation, tabulation and printing of proxies. The cost of DCP’s services in connection with the proxy solicitation is approximately $29,000.00.
To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact DCP at (877) 759-8084. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted “FOR” the election of the Nominees described in this Joint Proxy Statement, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Funds, c/o IndexIQ Advisors, Attention: Shareholder Services, 51 Madison Avenue, New York, N.Y. 10010, a written notice of revocation or subsequently executed proxy or voting instruction form or by virtually attending and voting at the Meeting.
If (i) you are a member of a household in which multiple shareholders of a Fund share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Joint Proxy Statement, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Joint Proxy Statement, your Fund will deliver promptly a separate copy of this Joint Proxy Statement to you upon request. To receive a separate copy of this Joint Proxy Statement, please contact your Fund by calling toll free 1-888-474-7725 or by mail at IndexIQ Advisors, Attention: Shareholder Services, 51 Madison Avenue, New York, N.Y. 10010. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 22, 2022
This Joint Proxy Statement is available online at www.eproxyaccess.com/iqetf2022 (please have the control number found on your proxy card or voting instruction form ready when you visit this website).
In addition, copies of the Funds’ most recent annual and semi-annual report, including financial statements, have previously been mailed to shareholders. The Funds will furnish to any shareholder upon request, without charge, an additional copy of the Funds’ most recent annual report and semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to: IndexIQ Advisors, Attention: Shareholder Services, 51 Madison Avenue, New York, N.Y. 10010; or by telephone toll-free at: 1-888-474-7725.
The date of this Joint Proxy Statement is April 29, 2022.

THE PROPOSAL
ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES OF EACH OF INDEXIQ ETF TRUST AND INDEXIQ ACTIVE ETF TRUST
The Proposal relates to the election of the following Nominees to the Board of each of IndexIQ ETF Trust and IndexIQ Active ETF Trust (each, a “Trust” and together, the “Trusts”):
Nominees to the Board of each Trust
•
Lofton Holder

•
Kirk C. Lehneis

•
Michael A. Pignataro

•
Paul D. Schaeffer

•
Michelle A. Shell

The Board of each Trust is currently composed of three Trustees: Kirk C. Lehneis, Michael A. Pignataro and Paul D. Schaeffer.
Lofton Holder, Michael A. Pignataro, Paul D. Schaeffer and Michelle A. Shell would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Trustee”), of each of the Trusts. Kirk C. Lehneis, as Chief Executive Officer of IndexIQ Advisors LLC (the “Investment Adviser”), is an “interested person” under the 1940 Act (the “Interested Trustee”).
For each Trust, if elected, the applicable Nominees would hold their respective office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the applicable Declaration of Trust; or (c) the termination of the Trust.
The Boards may fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.
Following discussions among members of the Nominating Committees of the Boards (the “Nominating Committees”) and each of the Nominees and meetings of the Nominating Committees and the Boards, each Nominating Committee selected and recommended, and each Board unanimously approved, the nomination of the Nominees for election as Trustees at a meeting held on March 30, 2022 and in a written consent in lieu of a meeting of the Boards, dated April 7, 2022. The Boards also increased their respective sizes to accommodate the two new Nominees.
Summary of the Reasons for the Proposal
As of December 31, 2021, Ms. Reena Aggarwal (then an Independent Trustee) retired from the Boards, leaving the Boards composed of three Trustees: Messrs. Pignataro and Schaeffer — the Boards’ two Independent Trustees, and Mr. Lehneis — the Boards’ Interested Trustee (by virtue of his position as Chief Executive Officer of IndexIQ Advisors LLC). Under the 1940 Act (the law that principally governs the regulation of investment companies), a board may fill a vacancy on the board only if, immediately after filing any such vacancy, at least two-thirds of the board has been elected by shareholders, and that if at any time, less than a majority of the board was elected by shareholders, a meeting of shareholders must be held as soon as possible within 60 days to elect trustees to fill the vacancies. Accordingly, after Ms. Aggarwal’s retirement, any further retirement, resignation or incapacity on the part of any remaining Independent Trustee would cause a shareholder meeting to be called within a short time frame. The Proposal also is the result of an effort on the part of the Boards to increase their size and to continue to align the membership of the Boards so that the same Trustees serve on each Board for the Trusts, in order to further enhance the effectiveness of board oversight.
The Trustees met each other and with the Investment Adviser representatives to consider and develop the Proposal. The Independent Trustees also met with their independent legal counsel to consider and discuss matters relating to the development of the Proposal.
In reaching the conclusion that the approval of the Proposal is in the best interests of the Funds and their shareholders, the Boards took into account the recommendation of the Investment Adviser, and considered a number of factors, including the following:
1)
that each Trust (and each of their Funds) would benefit from the additional experience, insights and oversight from the election of the Nominees that are not currently members of its Board;

2)
that each of the Nominees has the qualifications, experience, attributes and skills appropriate to their service as a Trustee of each Trust in view of the Funds’ business and structure;

3)
that the Boards with increased skill sets, backgrounds and depth of experience would be better positioned to respond to the increasing complexities of overseeing a number of exchange-traded funds;

4)
whether the Nominees’ background, experience and skills will contribute to the diversity of the Boards;

5)
the allocation of costs of the proxy, including that to the extent the costs associated with the Proposal would increase any Fund’s total expense ratio above its capped net total operating expense ratio the Investment Adviser will reimburse such Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that is above its capped limit; and

6)
that, in light of the recent retirement of Ms. Aggarwal on December 31, 2021, any resignation, retirement or incapacity on the part of any remaining Independent Trustee, would have required the Nominating Committees and Boards to identify and nominate Trustees for election in relatively short order, resulting in a compressed election process and the need to onboard new Trustees with potentially less experience overseeing funds than the Nominees.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute Nominee. Each Fund proposes the election by all of its respective shareholders of the Nominees named in the table below to serve as members of its Board.
Each Nominating Committee considered each Nominee, including his or her qualifications and experience, selected each Nominee and recommended each individual’s nomination to its respective Board. Based on this recommendation, each of the Boards have recommended for election by shareholders each of the Nominees to such Board.
Information Regarding the Nominees
The following table lists the Nominees, their year of birth, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of IndexIQ exchange-traded funds currently overseen within the IndexIQ fund complex and other directorships held by the Nominees during the past five years, as of January 31, 2022.
Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Lofton Holder, 1964	Nominee	N/A	Retired; formerly, Managing Partner and Co-Founder, Pine Street Alternative Asset Management, (2011 – 2019).	N/A	Board Member, Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., and Golub Capital Direct Lending Corporation (each, a business development company) (2021 – present); Board Member, Manning & Napier (investment manager) (2021 – present).
Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	28	The New Ireland Fund, Inc. (closed-end fund) (2015 to present).
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Consultant and Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	28	Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to 2021); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (non-profit) (2019 to present); Board Member, Center for

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
					Collaborative Investigative Journalism (non-profit) (2020 – present).
Michelle A. Shell, 1975	Nominee	N/A	Visiting Scholar, Harvard Business School (2020 to present); Visiting Assistant Professor of Operations Management, Boston University Questrom School of Business (2020 to present); Business researcher and consultant, self-employed (2013 – 2020).	N/A	U.S. Charitable Gift Trust (public charity offering donor-advised funds and trust products) (2017 – present).
Interested Trustee
Kirk C. Lehneis, 1974(4)	President Chairman of the Board	Since January 2018 Since December 2021	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chief Executive Officer, IndexIQ Advisors LLC (since 2018); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021).	28	None.

(1)
The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)
Trustees and Officers serve until their successors are duly elected and qualified.

(3)
The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person the Advisor.
(4)
Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

The Board met 5 times during the fiscal year ended April 30, 2021.
Additional Information about the Boards and the Nominees
The Boards’ Leadership Structure
The business and affairs of the Funds are managed under the direction of the respective Boards, subject to the laws of the State of Delaware and the applicable Declaration of Trust. Each Board is responsible for deciding matters of overall policy and reviewing the actions of the applicable Funds’ service providers. The officers of the Trusts conduct and supervise the Funds’ daily business operations. Trustees who are not deemed to be “interested persons” of the Trusts under their oversight as defined in the 1940 Act are referred to as “Independent Trustees.” The single Trustee who is deemed to be an “interested person” of the Trusts under their oversight is referred to as an “Interested Trustee.” The Board of each Trust is currently composed of two Independent Trustees and one Interested Trustee. Each Board has selected the Interested Trustee to act as Chair, whose duties include presiding at meetings of each such Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and Trust officers and legal counsel, as appropriate. The Chair may perform other functions as requested by his Board from time to time.
The Boards meet as often as necessary to discharge their responsibilities. Currently, each Board conducts regular meetings at least four times a year, and holds special meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees of each Board meet at least annually to review, among other things, investment management agreements and sub-advisory agreements, as applicable, distribution and/or service plans and related agreements, and certain other agreements providing for the compensation of the Investment Adviser and/or its affiliates by the Funds under their oversight, and to consider such other matters as they deem appropriate.
Each Board has established three standing committees — Audit, Nominating and Valuation Committees. Each Board may establish other committees, or nominate one or more Trustees to examine particular issues related to such Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to its Board.
The Trustees of each Board have determined that the leadership structure of their Board is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.
Individual Trustee Qualifications
The Boards have concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trusts and the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Boards have concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.
The Boards have concluded that Mr. Pignataro should serve as trustee of the Trusts and as an audit committee financial expert because of the experience he has gained as a businessman and, in particular, his prior service in the financial services industry as a Director of Credit Suisse Asset Management and Chief Financial Officer of the Credit Suisse Funds.
The Boards have concluded that Mr. Schaeffer should serve as Trustee of the Trusts because of his experience in the financial services industry, including his experience as a director of and service provider to investment companies.
The Boards have concluded that Mr. Lehneis should serve as Trustee of the Trusts because of the experience he has gained as Chief Executive Officer of IndexIQ Advisors LLC, President of the MainStay Funds, and Chief Operating Officer of New York Life Investment Management LLC, his knowledge of and experience in the financial services industry and the experience he has gained serving as Chairman of the Board of New York Life Investment Management LLC since 2017.
Individual Nominee Qualifications
The significance or relevance of a Nominee’s particular experience, qualifications, attributes and/or skills is considered by the Boards on an individual basis. Experience, qualifications, attributes and/or skills common to all Nominees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other

Trustees and with representatives of the investment advisers and sub-advisers and their affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their Shareholders. The Nominating Committees’ charters contain certain other factors that are considered by the Nominating Committees in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Nominees, the Boards have each concluded that each Nominee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Nominee as of January 31, 2022 that led the Boards to conclude that such individual should serve as a Trustee.
Mr. Holder, a Nominee, is co-founder and retired managing partner of Pine Street Alternative Asset Management LLC. Pine Street is an investment management firm that focuses on providing seed capital to emerging hedge fund managers. Prior to co-founding Pine Street, Mr. Holder spent over 30 years at Investcorp, JP Morgan and The First Boston Corporation in a variety of client and senior executive roles. Mr. Holder also serves on the boards of The Edwin Gould Foundation, Maimonides Medical Center, Pace University, and New York Gray’s Baseball Club. Mr. Holder earned a Bachelor’s degree from Columbia University and an MBA from Yale University School of Management.
Mr. Lehneis, a Nominee, is currently Chairman of the Boards of Trustees of the Trusts; Chief Executive Officer of IndexIQ Advisors LLC; President of the MainStay Funds; and Chief Operating Officer of New York Life Investment Management LLC. He also serves as Chairman of the Board of New York Life Investment Management LLC.
Mr. Pignataro, a Nominee, is currently a Trustee on the Boards of Trustees of the Trusts and Chairman of each of the Audit Committee and Valuation Committee. Mr. Pignataro has extensive financial services industry experience, including service as a Director of Credit Suisse Asset Management and Chief Financial Officer of the Credit Suisse Funds.
Mr. Schaeffer, a Nominee, is currently a Trustee on the Boards of Trustees of the Trusts and Chairman of the Nominating Committee. Mr. Schaeffer has over 30 years of experience in the financial services industry, including as a director of and service provider to investment companies.
Ms. Shell, a Nominee, is a Visiting Assistant Professor of Operations Management at Boston University’s Questrom School of Business. Prior to

her role as an Assistant Professor at Boston University, Ms. Shell provided independent consumer engagement research and consulting services to a variety of financial service companies, including fintech start-ups, credit unions and insurers. Further, Ms. Shell has extensive product management experience, gained primarily through her work at Fidelity Investments, experience that spanned mutual funds, managed accounts and online planning tools. Ms Shell earned a Bachelor’s degree from Massachusetts Institute of Technology, an MBA from Harvard Business School, and a Doctorate of Business Administration from Harvard University. Ms. Shell is also a Chartered Financial Analyst.
Standing Board Committees
Audit Committee
The Audit Committee of each Trust acts according to its charter and oversees the audit process and provides assistance to its Board with respect to fund accounting, tax compliance and financial statement matters. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the each funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board.
All of the Independent Trustees of each Board serve on the Audit Committee of such Board. Mr. Pignataro serves as Chair of the Audit Committee and the Board’s “audit committee financial expert”.
Nominating Committee
The Nominating Committee acts according to its charter and has been established to: (i) assist the Boards in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trusts or its Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Boards of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trusts at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Trusts’ Nominating Committee.
All of the Independent Trustees of each Board serve on the Nominating Committee of such Board. Mr. Schaeffer serves as Chair of the Nominating Committees.
Valuation Committee
Each Valuation Committee acts according to its charter and has been established to oversee the implementation of the Trust’s Valuation Procedures. The Valuation Committee shall make fair value determinations on behalf of the Board as specified in the Valuation Procedures. The Valuation Committee has appointed the Advisor Fair Valuation Committee to deal in the first instance with questions that arise or cannot be resolved under the Valuation Procedures.
All of the Independent Trustees of each Board serve on the Valuation Committee of such Board. Mr. Pignataro serves as Chair of the Valuation Committees.
Risk Oversight
Each Board is responsible for the oversight of the activities of the Fund(s) under its oversight, including oversight of risk management. Day to-day risk management with respect to the Funds is the responsibility of the Investment Adviser or other service providers including sub-advisers (depending on the nature of the risk), subject to supervision by the Investment Adviser. The risks of investing in each Fund are disclosed in each Fund’s prospectus.
Each Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to each Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics

(e.g., compliance policies) or in the context of presentations focused specifically on one or more risks. On an annual basis, the Investment Adviser will provide the Boards with a written report that addresses the operation, adequacy and effectiveness of the liquidity risk management program, which is designed to assess and manage the Funds’ liquidity risk. The Boards also receive reports from the Investment Adviser or its affiliates on operational risks, reputational risks, counterparty risks and other risks relating to the Funds.
Board oversight of risk management is also performed by various Board committees. For example, the Audit Committees meet with both the Funds’ independent registered public accounting firm and the Investment Adviser’s internal audit group to review risk controls in place that support the Funds as well as test results. Board oversight of risk is also performed as needed between meetings through communications between the Investment Adviser and each Board. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. Each Board’s oversight role does not make the Board a guarantor of the investments or activities of the Fund(s) under its oversight.
Meetings of Trustees and Standing Board Committees
The numbers of meetings of the Boards and their Committees held during the Funds’ respective most recent fiscal years are set forth below:
Fiscal Year	Fiscal Year Ended April 30, 2021 (each Trust)
Board of Trustees Meeting	5
Audit Committee Meeting	4
Nominating Committee Meeting	1
Valuation Committee Meeting	4
No Trustee attended fewer than seventy-five percent of the meetings held by his or her Board or by any Committee of which he or she was a member while he or she was a Trustee during the applicable fiscal year.

Nominee/Trustee Ownership of Fund Shares
The following table shows the dollar range of shares beneficially owned by each Nominee/Trustee in the investment portfolios of the Funds and the IndexIQ Fund Complex as of December 31, 2021:
Name of Nominee/Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen by Trustee(1)
Lofton Holder	None	None
Kirk C. Lehneis(2)	None	Over $100,000
Michael A. Pignataro	None	None
Paul D. Schaeffer	IQ Merger Arbitrage ETF IQ Hedge Multi-Strategy Tracker ETF	$50,001 – $100,000
Michelle A. Shell	None	None

(1)
The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Advisor.

(2)
Mr. Lehneis is an “interested person” of the Trusts (as that term is defined in the 1940 Act) because of his affiliations with the Investment Advisor.

As of December 31, 2021, the Nominees, Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of beneficial interest of each of the Funds in the Trusts.
As of December 31, 2021, none of the Independent Trustees nor any member of their immediate family owned any securities issued by the Investment Adviser or a sub-adviser or any other person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser or a sub-adviser.
Board Compensation
Effective January 1, 2022, each Independent Trustee will receive from the Fund Complex, either directly or indirectly, an annual retainer of $60,000. In addition, as the Chair of both the Audit Committee and Valuation Committee, Michael Pignataro receives a total annual stipend of $20,000, which represents $10,000 for each committee; and as the Nominating

Committee Chair, Mr. Schaeffer receives an annual stipend of $10,000. From October 1, 2020 to January 1, 2022, each Independent Trustee received from the Fund Complex, either directly or indirectly, an annual retainer of $52,000. Prior to October 1, 2020, each Independent Trustee received from the Fund Complex, either directly or indirectly, an annual retainer of $46,000. In addition, as Audit Committee chair and Valuation Committee chair, Mr. Pignataro receives an annual stipend of $20,000, which represents $10,000 for each committee; and as Nominating Committee chair, Mr. Schaeffer receives an annual stipend of $10,000. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings.
The following table sets forth certain information with respect to the compensation of each Trustee for the Trusts’ fiscal years ended April 30, 2021:
Name of Trustee	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Total Compensation from both Trusts and IndexIQ Fund Complex for Fiscal Year Ended April 30, 2021(1)
Kirk C. Lehneis,(2) Trustee, President and Principal Executive Officer	None	None
Michael Pignataro, Trustee	$0	$59,500
Paul Schaeffer, Trustee	$0	$59,500

(1)
The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Advisor.

(2)
Mr. Lehneis is an “interested person” of the Trusts (as that term is defined in the 1940 Act) because of his affiliations with the Investment Advisor.

Additional Information about Officers of the Funds
Information pertaining to the officers of the Funds as of April 22, 2022 is set forth below. The Officers service until their successors are duly appointed and qualified. The Funds’ officers do not receive any compensation from the Funds for serving as such. The address of each officer is 51 Madison Avenue, New York, NY 10010.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Jomil M. Guerrero, 1976	Vice President	Since March 2022
Chief Operating Officer and Managing Director, IndexIQ Advisors LLC (2021 to present); Managing Director, Global Marketing operations, New York Life Investment Management LLC (2016 to 2021); and Director of Finance (2011 to 2016) New York Life Investment Management LLC.

Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors (2015 to present).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015
Secretary and Chief Legal Officer, IndexIQ Advisors, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015).

Kevin M. Bopp, 1969	Chief Compliance Officer	Since June 2021
Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2021); Head of Investments Compliance, New York Life Investments (since 2019); Chief Compliance Officer, IndexIQ Advisors (since 2017); Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (2017 to 2019) Vice President and Chief Compliance Officer, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (2014 to 2019).

Information about the Funds’ Independent Registered Public Accounting Firm
Each Audit Committee has selected and recommended, and its respective Board, including a majority of the Independent Trustees, has approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountant for the Fund(s) under its oversight for the current applicable fiscal years.
Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be available to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.
Audit Fees
Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.
The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for professional services for the audit of the annual financial statements for the Funds’ last two fiscal years are reflected in the tables below.
Audit-Related Fees
Audit-related fees are for any services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to the Funds for the Funds’ last two fiscal years are reflected in the tables below.
The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting for the Funds’ last two fiscal years are reflected in the tables below.
Tax Fees
Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Fund’s tax returns.
The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for services rendered to the Funds for tax compliance, tax advice and tax planning for the Funds’ last two fiscal years are reflected in the tables below.
All Other Fees
The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for products and services provided to the Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the Funds’ last two fiscal years are reflected in the tables below.
The aggregate fees billed by PricewaterhouseCoopers LLP to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the Funds’ last two fiscal years are reflected in the tables below.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Funds for the Funds’ last two fiscal years are reflected in the tables below.
The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, for non-audit services for the Funds’ last two fiscal years are reflected in the tables below. These include any non-audit services required to be pre-approved but excludes non-audit services that did not require pre-approval since they did not directly relate to the Funds’ operations or financial reporting.
The following tables set forth the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Funds during the two most recent fiscal years.

IndexIQ ETF Trust
	Fees billed to the Funds	Fees billed to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser
Audit Fees	Fiscal Year Ended 04/30/20: $358,700 Fiscal Year Ended 04/30/21: $451,573	Fiscal Year Ended 04/30/20: $23,919,733 Fiscal Year Ended 04/30/21: $23,804,439
Audit-Related Fees	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0	Fiscal Year Ended 04/30/20: $3,300,000 Fiscal Year Ended 04/30/21: $2,434,616
Tax Fees	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0	Fiscal Year Ended 04/30/20: $10,409,897 Fiscal Year Ended 04/30/21: $10,305,966
All Other Fees	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0
Aggregate Non-Audit Fees	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0	Fiscal Year Ended 04/30/20: $13,709,897 Fiscal Year Ended 04/30/21: $12,740,582
IndexIQ Active ETF Trust
	Fees billed to the Funds	Fees billed to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser
Audit Fees	Fiscal Year Ended 04/30/20: $60,000 Fiscal Year Ended 04/30/21: $49,500	Fiscal Year Ended 04/30/20: $23,919,733 Fiscal Year Ended 04/30/21: $23,804,439
Audit-Related Fees	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0	Fiscal Year Ended 04/30/20: $3,300,000 Fiscal Year Ended 04/30/21: $2,434,616

	Fees billed to the Funds	Fees billed to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser
Tax Fees	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0	Fiscal Year Ended 04/30/20: $10,409,897 Fiscal Year Ended 04/30/21: $10,305,966
All Other Fees	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0
Aggregate Non-Audit Fees	Fiscal Year Ended 04/30/20: $0 Fiscal Year Ended 04/30/21: $0	Fiscal Year Ended 04/30/20: $13,709,897 Fiscal Year Ended 04/30/21: $12,740,582
For the Funds’ fiscal years ended April 30, 2020, and April 30, 2021, non-audit fees represented approximately 0% and 0% of the total fees pre-approved by the Audit Committee, respectively.
Pre-Approval of Audit and Non-Audit Services Provided to the Fund
The Audit and Non-Audit Services Pre-Approval Policies adopted by the Audit Committees of the Boards of the Trusts (the “Policies”) set forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Funds may be pre-approved. Services may be pre-approved specifically by an Audit Committee as a whole or, in certain circumstances, by its Audit Committee Chair or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the applicable Policy. Each Policy provides that the applicable Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. Each Policy provides for periodic review and pre-approval by the applicable Audit Committee of the services that may be provided by the independent auditor.
De Minimis Waiver. The pre-approval requirements of each Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the applicable Fund(s) at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the applicable Audit Committee and approved prior to the completion of the audit by such Audit Committee or by one or more members of such Audit Committee to whom authority to grant such approvals has been delegated by such Audit Committee, pursuant to the pre-approval provisions of its Policy.
Pre-Approval of Non-Audit Services Provided to the Funds’ Investment Adviser. The Policies provide that, in addition to requiring pre-approval of audit and non-audit services provided to the Funds, the Audit Committees will pre-approve those non-audit services provided to the Funds’ investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds) where the engagement relates directly to the operations or financial reporting of the Fund.
Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. Each Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit services to the Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund(s) under its oversight that such Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Each Audit Committee considered whether the provision of non-audit services rendered to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund(s) under its oversight that were not pre-approved by such Audit Committee because the engagement did not relate directly to the operations and financial reporting of such Fund(s) is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Required Vote
Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.
For each of the Trusts, the presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined shares entitled to vote at the Meeting shall constitute a quorum at the Meeting for that Trust. When a quorum is present, a plurality of the shares voted shall elect a Nominee as Trustee.
Cumulative voting is not permitted. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum, but will not be counted in favor of the Proposal.
The Proposal applies on a Trust-wide basis, and all series (i.e., the respective Funds) will vote together on the Proposal. However, the vote on the Proposal or the election of a Nominee by the shareholders of one Trust will not affect the Proposal or the election of a Nominee with respect to the other Trust or Funds.
Brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Trustees, when they have not received instructions from the beneficial owners of those shares. Abstentions will be treated as shares that are present, and thereby included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as a vote cast. Abstentions (which are treated as shares present and entitled to vote) will have the same effect as a vote “against” the Proposal.
If at the time the Meeting is called to order a quorum is not present in person or by proxy, or if a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may be adjourned to a later date by the chair of the meeting, or by a vote of shareholders. In the event of a shareholder vote on adjournment, any such adjournment will require the affirmative vote of a majority of the shares of a Trust or a Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against any such adjournment. Abstentions effectively will be a vote “against” adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders. However, if, after adjournment, a new record date is fixed for the adjourned meeting, the Secretary or an

Assistant Secretary shall give notice of the adjourned meeting to Shareholders of record entitled to vote at such meeting.
If the Nominees are not elected, the Trustees will continue to oversee their respective Funds.
The Boards’ Recommendation
EACH BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE FUND(S)
UNDER ITS OVERSIGHT VOTE “FOR” THE PROPOSAL
(ELECTION OF EACH NOMINEE)
OTHER BUSINESS
As of the date of this Joint Proxy Statement, the Trustees knew of no matter to be presented at the Meeting other than as set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.
ADDITIONAL INFORMATION
Shareholder Proposals
Each Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the applicable Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of his or her respective Fund(s) must submit the proposal in writing, so that it is received by the appropriate Fund(s) within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Joint Proxy Statement.

Investment Advisers and Sub-Advisers
Investment Adviser
IndexIQ Advisors LLC
51 Madison Avenue, New York, NY. 10010
Sub-Adviser (IQ S&P High Yield Low Volatility Bond ETF, IQ MacKay ESG Core Plus Bond ETF, IQ MacKay Municipal Insured ETF, IQ MacKay California Municipal Intermediate ETF, and IQ MacKay Municipal Intermediate ETF)
MacKay Shields LLC
1345 6th Avenue, New York, NY 10105
Sub-Adviser (IQ Ultra Short Duration ETF)
NYL Investors LLC
51 Madison Avenue, New York, NY. 10010
Administrator, Custodian, Transfer Agent and Distributors
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000, Denver, Colorado 80203
Distributor
NYLIFE Distributors LLC
51 Madison Avenue, New York, NY. 10010
Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
240 Greenwich Street, New York, New York 10286
IQ-ETF-2022

APPENDIX A
OUTSTANDING SHARES OF EACH FUND
Each Fund’s Shares outstanding as of April 21, 2022 (the Record Date) is set forth in the table below.
Trust	Fund	Shares Outstanding
INDEXIQ ETF TRUST	IQ Hedge Multi-Strategy Tracker ETF	25,150,000
INDEXIQ ETF TRUST	IQ Hedge Macro Tracker ETF	150,000
INDEXIQ ETF TRUST	IQ Real Return ETF	1,000,000
INDEXIQ ETF TRUST	IQ Global Resources ETF	950,000
INDEXIQ ETF TRUST	IQ Merger Arbitrage ETF	18,700,000
INDEXIQ ETF TRUST	IQ U.S. Real Estate Small Cap ETF	1,650,000
INDEXIQ ETF TRUST	IQ Hedge Market Neutral Tracker ETF	650,000
INDEXIQ ETF TRUST	IQ Hedge Long/Short Tracker ETF	800,000
INDEXIQ ETF TRUST	IQ Hedge Event-Driven Tracker ETF	450,000
INDEXIQ ETF TRUST	IQ 50 Percent Hedged FTSE International ETF	11,600,000
INDEXIQ ETF TRUST	IQ S&P High Yield Low Volatility Bond ETF	1,200,000
INDEXIQ ETF TRUST	IQ Chaikin U.S. Small Cap ETF	5,900,000
INDEXIQ ETF TRUST	IQ Chaikin US Large Cap ETF	9,500,000
INDEXIQ ETF TRUST	IQ 500 International ETF	7,000,000
INDEXIQ ETF TRUST	IQ Candriam ESG US Equity ETF	12,050,000
INDEXIQ ETF TRUST	IQ Candriam ESG International Equity ETF	7,600,000
INDEXIQ ETF TRUST	IQ Healthy Hearts ETF	250,000
INDEXIQ ETF TRUST	IQ Cleaner Transport ETF	250,000
INDEXIQ ETF TRUST	IQ Clean Oceans ETF	250,000
INDEXIQ ETF TRUST	IQ Engender Equality ETF	250,000
INDEXIQ ETF TRUST	IQ Global Equity R&D Leaders ETF	200,000
INDEXIQ ETF TRUST	IQ U.S. Large Cap R&D Leaders ETF	200,000
INDEXIQ ETF TRUST	IQ U.S. Mid Cap R&D Leaders ETF	200,000
INDEXIQ ACTIVE ETF TRUST	IQ MacKay Municipal Intermediate ETF	9,700,000
INDEXIQ ACTIVE ETF TRUST	IQ MacKay Municipal Insured ETF	15,300,000
INDEXIQ ACTIVE ETF TRUST	IQ Ultra Short Duration ETF	2,600,000
INDEXIQ ACTIVE ETF TRUST	IQ MacKay ESG Core Plus Bond ETF	4,750,000
INDEXIQ ACTIVE ETF TRUST	IQ MacKay California Municipal Intermediate ETF	2,000,000

A-1

APPENDIX B
BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND
As of April 21, 2022 (or as otherwise indicated), the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of any class, as applicable, of each Fund.
Trust	Fund	DTC Participants	Percentage of Ownership
INDEXIQ ETF TRUST	IQ Hedge Multi-Strategy Tracker ETF	Morgan Stanley Smith Barney LLC 1300 Thames St. 6th Floor Baltimore, MD 21231	31.66%
		Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	15.44%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.36%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.22%
INDEXIQ ETF TRUST	IQ Hedge Macro Tracker ETF	Stifel Nicolaus & Company, Incorporated 501 North Broadway St. Louis, Missouri 63102	39.60%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	16.60%
		Bank of America 200 North College Street Charlotte, NC 28255	16.29%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.79%
		BNP Paribas AXA Equitable Bldg. 787 7th Ave. New York, NY 10019	5.77%
INDEXIQ ETF TRUST	IQ Real Return ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	72.95%
		The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	7.31%

Trust	Fund	DTC Participants	Percentage of Ownership
INDEXIQ ETF TRUST	IQ Global Resources ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246	15.86%
		Wells Clearing, LLC 2801 Market Street St. Louis, MO 63103	14.27%
		Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	13.91%
		Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, MD 21231	11.56%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.42%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.02%
		Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.45%
		LPL LLC 9785 Towne Centre Drive San Diego, CA 92121-1968	5.14%
INDEXIQ ETF TRUST	IQ Merger Arbitrage ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	29.86%
		The Northern Trust Company 801 S. Canal St. Attn: Capital Structures C1N Chicago, IL 60607	14.03%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.74%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.45%
		American Enterprise Investment Services Inc. 901 Third Ave. South Minneapolis, MN 55474	8.16%
		Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, MD 21231	5.74%

Trust	Fund	DTC Participants	Percentage of Ownership
INDEXIQ ETF TRUST	IQ U.S. Real Estate Small Cap ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	18.24%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	18.12%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	12.89%
		Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246	11.77%
		Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, MD 21231	9.32%
		Wells Clearing, LLC 2801 Market Street St. Louis, MO 63103	6.86%
INDEXIQ ETF TRUST	IQ Hedge Market Neutral Tracker ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	56.93%
		TD Ameritrade 1005 North Ameritrade Place Bellevue, NE 68005-4245	12.29%
		Morgan Stanley Smith Barney LLC 1300 Thames St. 6th Floor Baltimore, MD 21231	10.92%
		Bank of America 200 North College Street Charlotte, NC 28255	6.26%
		LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.05%
INDEXIQ ETF TRUST	IQ Hedge Long/Short Tracker ETF	TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	49.23%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	16.07%
		Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	14.45%

Trust	Fund	DTC Participants	Percentage of Ownership
		The Northern Trust Company 801 S. Canal St. Attn: Capital Structures C1N Chicago, IL 60607	9.16%
INDEXIQ ETF TRUST	IQ Hedge Event-Driven Tracker ETF	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	18.96%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	17.38%
		Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	15.49%
		Bank of America 200 North College Street Charlotte, NC 28255	11.33%
		LPL LLC 9785 Towne Centre Drive San Diego, CA 92121-1968	9.28%
		Wells Clearing, LLC 2801 Market Street St. Louis, MO 63103	5.29%
INDEXIQ ETF TRUST	IQ 50 Percent Hedged FTSE International ETF	JP Morgan Chase Bank, Nat’l Association 14201 Dallas Parkway Dallas, TX 75254	52.51%
		UBS Financial Services 1000 Harbour Blvd. Weehawken, NJ 07086	12.14%
INDEXIQ ETF TRUST	IQ S&P High Yield Low Volatility Bond ETF	J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	28.58%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	14.71%
		Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	12.11%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.43%
		Raymond James & Associates, Inc. The Raymond James Financial Center 880 Carillon Parkway St. Petersburg, FL 33716	8.33%

Trust	Fund	DTC Participants	Percentage of Ownership
		Goldman Sachs & Co. 30 Hudson Street Proxy Department Jersey City, NJ 07302	8.18%
		Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246	6.33%
INDEXIQ ETF TRUST	IQ Chaikin U.S. Small Cap ETF	JP Morgan Chase Bank, Nat’l Association 14201 Dallas Parkway Dallas, TX 75254	80.70%
INDEXIQ ETF TRUST	IQ Chaikin US Large Cap ETF	JP Morgan Chase Bank, Nat’l Association 14201 Dallas Parkway Dallas, TX 75254	98.12%
INDEXIQ ETF TRUST	IQ 500 International ETF	JP Morgan Chase Bank, Nat’l Association 14201 Dallas Parkway Dallas, TX 75254	96.12%
INDEXIQ ETF TRUST	IQ Candriam ESG US Equity ETF	JP Morgan Chase Bank, Nat’l Association 14201 Dallas Parkway Dallas, TX 75254	86.80%
		Euroclear Bank 28 Liberty St., 33rd Fl. New York, NY 10005	9.11%
INDEXIQ ETF TRUST	IQ Candriam ESG International Equity ETF	JP Morgan Chase Bank, Nat’l Association 14201 Dallas Parkway Dallas, TX 75254	94.09%
INDEXIQ ETF TRUST	IQ Healthy Hearts ETF	The Bank of NY Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	79.62%
		J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	6.05%
INDEXIQ ETF TRUST	IQ Cleaner Transport ETF	The Bank of NY Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	63.33%
		J.P. Morgan Securities LLC 500 Stanton Christiana Road, 2nd Fl. Newark, DE 19713-2107	17.46%

Trust	Fund	DTC Participants	Percentage of Ownership
		Bank of America 200 North College Street Charlotte, NC 28255	15.21%
INDEXIQ ETF TRUST	IQ Clean Oceans ETF	The Bank of NY Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	76.00%
		Bank of America 200 North College Street Charlotte, NC 28255	19.08%
INDEXIQ ETF TRUST	IQ Engender Equality ETF	The Bank of NY Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	80.00%
		Bank of America 200 North College Street Charlotte, NC 28255	19.11%
INDEXIQ ETF TRUST	IQ Global Equity R&D Leaders ETF	The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	95.00%
INDEXIQ ETF TRUST	IQ U.S. Large Cap R&D Leaders ETF	The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	95.00%
INDEXIQ ETF TRUST	IQ U.S. Mid Cap R&D Leaders ETF	The Bank of NY Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	95.00%
INDEXIQ ACTIVE ETF TRUST	IQ MacKay Municipal Intermediate ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246	26.41%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	15.78%
		Morgan Stanley Smith Barney LLC 1300 Thames St. 6th Floor Baltimore, MD 21231	13.19%
		UBS Financial Services 1000 Harbour Blvd. Weehawken, NJ 07086	9.74%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.70%

Trust	Fund	DTC Participants	Percentage of Ownership
		Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	5.12%
INDEXIQ ACTIVE ETF TRUST	IQ MacKay Municipal Insured ETF	Morgan Stanley Smith Barney LLC 1300 Thames St. 6th Floor Baltimore, MD 21231	17.58%
		Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	16.18%
		UBS Financial Services 1000 Harbour Blvd. Weehawken, NJ 07086	12.94%
		TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	9.85%
		Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246	8.75%
		National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.74%
		RaymondJames & Associates, Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	7.63%
INDEXIQ ACTIVE ETF TRUST	IQ Ultra Short Duration ETF	The Bank of New York Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	51.49%
		JP Morgan Chase Bank, Nat’l Association 14201 Dallas Parkway Dallas, TX 75254	21.91%
INDEXIQ ACTIVE ETF TRUST	IQ MacKay ESG Core Plus Bond ETF	JP Morgan Chase Bank, Nat’l Association 14201 Dallas Parkway Dallas, TX 75254	99.24%
INDEXIQ ACTIVE ETF TRUST	IQ MacKay California Municipal Intermediate ETF	The Bank of New York Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	99.00%

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and locate your control number below. 2. Go to www. 3. Follow the simple instructions VOTE BY PHONE 1. Read the proxy statement and locate your control number below. 2. Call toll-free 1-800 3. Follow the simple instructions. PLEASE DETACH AT PERFORATION BEFORE MAILING. INDEXIQ ETF TRUST INDEXIQ ACTIVE ETF TRUST SPECIAL JOINT MEETING OF SHAREHOLDERS ON JUNE 22, 2022 << Fund Name Prints Here >> THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF YOUR FUND. The undersigned shareholder, having received Notice of the Special Joint Meeting of Shareholders (the “Meeting”) of each of the series (collectively, the “Funds”) of each IndexIQ ETF Trust and IndexIQ Active ETF Trust (collectively, the “Trusts”), hereby appoints J. Kevin Gao and Matthew V. Curtin and each of them, the attorneys and proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Meeting to be held via audio telephone conference call on June 22, 2022 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Funds or by voting via audio teleconference at the Meeting. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above. Date NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of 1an authorized officer who should state his or her title. 100107-2022

Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to be held on June 22, 2022. The proxy statement for this meeting is available at www.eproxyaccess.com/iqetf2022 PLEASE CAST YOUR VOTE TODAY! YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE DETACH AT PERFORATION BEFORE MAILING. This proxy is solicited by and on behalf of the Board of your Fund. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the election of Nominees. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in their discretion. THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH TRUSTEE NOMINEE INDENTIFIED IN THE PROPOSAL. TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ 1. To elect the following nominees to the Board of each Trust as follows: FOR ALL WITHHOLD ALL FOR ALL EXCEPT* ☐ ☐ ☐ (01) Lofton Holder (02) Kirk C. Lehneis (03) Michael A. Pignataro (04) Paul D. Schaeffer (05) Michelle A. Shell *Instruction: To withhold authority to vote for an individual nominee, mark the FOR ALL EXCEPT box and write the nominee’s number on the line below. 2. To transact such other business as may properly come before the Meeting. 100107-2022